Prepayments and other receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Prepayments and other receivables
V.A.T.	$ 1,826	$ 1,711
Income tax payments in advance	3,156	3,227
Other prepaid taxes	37	996
To be recovered from co-venturers (Note 34)	8,750	4,680
Prepayments and other receivables	8,458	12,184
Total prepayments and accrued income	22,227	22,798
Current	22,106	22,650
Non current	$ 121	$ 148